UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 28, 2017

KemPharm, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36913	20-5894398
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2500 Crosspark Road, Suite E126 Coralville, IA		52241
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (319) 665-2575

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☒

Item 7.01          Regulation FD Disclosure.

On June 28, 2017, KemPharm, Inc., or the Company, issued a press release announcing two significant advances involving its prodrug development pipeline for the treatment of attention deficit hyperactivity disorder, or ADHD. These advances include the development of a new prodrug product candidate of d-threo-methylphenidate, KP484, for ADHD indications that may benefit from a super-extended duration of treatment and the successful completion of an End-of-Phase 1 meeting with the U.S. Food and Drug Administration, or FDA, for KP415. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Also on June 28, 2017, the Company conducted a conference call and live audio webcast to discuss these matters. A copy of the slide presentation used in connection with this conference call is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The information set forth in this Item 7.01 and contained in the press release furnished as Exhibit 99.1 and the slide presentation furnished as Exhibit 99.2 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, and is not incorporated by reference into any of the Company's filings under the Securities Act of 1933, as amended, or the Securities Act, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in any such filing.

Caution Concerning Forward Looking Statements

This Current Report on Form 8-K and the materials furnished herewith may contain forward-looking statements made in reliance upon the safe harbor provisions of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements include all statements that do not relate solely to historical or current facts, and can be identified by the use of words such as "may," "will," "expect," "project," "estimate," "anticipate," "plan," "believe," "potential," "should," "continue" or the negative versions of those words or other comparable words. These forward-looking statements include statements regarding the expected features and characteristics of KP415 and KP484, and the anticipated timelines for any Investigational New Drug application or New Drug Application submission or the availability of clinical trial results. These forward-looking statements are not guarantees of future actions or performance. These forward-looking statements are based on information currently available to the Company and its current plans or expectations, and are subject to a number of uncertainties and risks that could significantly affect current plans. Actual results and performance could differ materially from those projected in the forward-looking statements as a result of many factors, including, without limitation, the risks and uncertainties associated with: the Company's financial resources and whether they will be sufficient to meet the Company's business objectives and operational requirements; results of earlier studies and trials may not be predictive of future clinical trial results; the protection and market exclusivity provided by the Company's intellectual property; risks related to the drug discovery and the regulatory approval process; the impact of competitive products and technological changes; obligations to third parties regarding the potential commercialization or sale of KP415 or KP484; and the FDA approval process, including without limitation any timelines for related approval. The Company's forward-looking statements also involve assumptions that, if they prove incorrect, would cause its results to differ materially from those expressed or implied by such forward-looking statements. These and other risks concerning the Company's business are described in additional detail in the Company's Quarterly Report on Form 10-Q for the period ended March 31, 2017, and the Company's other Periodic and Current Reports filed with the Securities and Exchange Commission. The Company is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01          Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release titled “KemPharm Strengthens ADHD Prodrug Pipeline with Development of KP484, A New, Super-Extended Release ADHD Methylphenidate Product Candidate” dated June 28, 2017.
99.2	Presentation titled "ADHD Prodrug Pipeline Update" dated June 28, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KemPharm, Inc.

Date: June 28, 2017	By:	/s/ Timothy J. Sangiovanni
Timothy J. Sangiovanni, CPA
Vice President, Corporate Controller

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release titled “KemPharm Strengthens ADHD Prodrug Pipeline with Development of KP484, A New, Super-Extended Release ADHD Methylphenidate Product Candidate” dated June 28, 2017.
99.2	Presentation titled "ADHD Prodrug Pipeline Update" dated June 28, 2017.